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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 10, 2003



                          First Security Bancorp, Inc.
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Kentucky                      000-49781                 61-1364206
---------------------------         -----------------      -------------------
(State or Other Jurisdiction       (Commission               (IRS Employer
       of Incorporation)            File Number)          Identification No.)



         318 East Main Street, Lexington, Kentucky                     40507
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          (Address of Principal Executive Offices)                  (Zip Code)



       Registrant's telephone number, including area code: (859) 367-3700



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         Exhibits (furnished pursuant to Item 12):

                  99.1 Message to Shareholders.

Item 12. Results of Operations and Financial Condition.

         On November 10, 2003, First Security Bancorp, Inc. released for distribution a message to shareholders which discussed its financial results for the quarter ended September 30, 2003. A copy of the message to shareholders is attached as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FIRST SECURITY BANCORP, INC.



Date:  November 11, 2003        By /s/ John G. Sullivan
                                  ----------------------------
                                  John G. Sullivan
                                  Interim President and Chief Executive Officer


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                                  EXHIBIT INDEX


99.1         Registrant's Message to Shareholders




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